Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bespoke Tricycles Inc. (the “Company”) for the quarter ended January 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Goodhew, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 18, 2013	By:	/s/ John Goodhew
John Goodhew
Chief Executive Officer, Chief Financial Officer (Principal Executive and Financial Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.